UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2018

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 19, 2018, The Dun & Bradstreet Corporation (the “Company” or “we”) replaced our then existing term loan facility and $1.0 billion revolving credit facility with a new term loan facility and a new $1.0 billion revolving credit facility, each as described in more detail below.

Refinancing of Term Loan Facility

In connection with the termination of our existing term loan credit agreement, on June 19, 2018, the Company entered into a new $300 million term loan credit agreement with JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. and Citizens Bank N.A. as Syndication Agents, HSBC Bank USA, N.A., MUFG Union Bank, N.A., PNC Bank, National Association and Suntrust Bank, N.A. as Co-Documentation Agents, and the banks that are lenders under the facility. On the same date, we borrowed the full $300.0 million available under the new term loan facility and utilized the proceeds, together with proceeds from a borrowing under the new revolving credit facility described below, to pay all amounts then outstanding under our prior term loan credit facility with JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of Tokyo-Mitsubishi UFJ, LTD., as Syndication Agent, Bank of America, N.A., Barclays Bank PLC, Citizens Bank, N.A., HSBC Bank USA, N.A. and TD Bank, N.A. as Co-Documentation Agents and the banks that are lenders under the facility. Certain of the banks that are lenders under the new term loan facility were also lenders under our prior term loan facility. As of March 31, 2018, the total principal amount outstanding under the prior term loan facility was $345.0 million. The prior term loan facility was terminated concurrently with the payment. The description of the prior term loan facility is set forth in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 22, 2018 (the “2017 Form 10-K”) and is incorporated in this Item 1.01 by reference.

All borrowings under the new term loan facility will bear interest at LIBOR plus a ratings-based margin. The new term loan facility matures five years after June 19, 2018. We are required to repay the borrowings under the new term loan facility in prescribed installments over the five-year period, and amounts repaid may not be reborrowed. The new term loan facility requires the maintenance of interest coverage and total debt to EBITDA ratios specified in the new term loan credit agreement. The new term loan facility also contains other covenants and events of default customary for credit facilities of this type. Upon an event of default that is not cured or waived within any applicable cure periods, in addition to other remedies that may be available to the lenders, the obligations under the new term loan facility may be accelerated.

The foregoing does not constitute a complete summary of the terms of the new term loan facility and the description of the terms of the new term loan facility is qualified in its entirety by reference to the relevant credit agreement, attached hereto as Exhibit 4.1 and incorporated herein by reference.

Refinancing of Revolving Credit Facility

Concurrently with the new term loan facility, in connection with the termination of our existing revolving credit agreement, we also entered into a new $1.0 billion revolving credit agreement with JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. and Citizens Bank N.A. as Syndication Agents, HSBC Bank USA, N.A., MUFG Union Bank, N.A., PNC Bank, National Association and Suntrust Bank, N.A. as Co-Documentation Agents, and the banks that are lenders under the facility. The new revolving credit facility replaced our prior $1.0 billion revolving credit facility with JPMorgan Chase Bank, N.A., as Administrative Agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and RBS Citizens, N.A. as Co-Syndication Agents, Bank of America, N.A., Barclays Bank PLC and HSBC Bank USA, N.A., as Co-Documentation Agents and the banks that are lenders under the facility, which we concurrently terminated. Certain of the banks that are lenders under the new revolving credit facility were also lenders under the Company’s old revolving credit facility. We borrowed $409.0 million under the new revolving credit facility, which we used, together with cash on hand, to pay all amounts outstanding under our prior revolving credit facility and our prior term loan facility. As of March 31, 2018, the aggregate principal amount outstanding under the prior revolving credit facility was $389.0 million. The description of the prior revolving credit facility is set forth in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s 2017 Form 10-K and is incorporated in this Item 1.01 by reference.

The Company has $1.0 billion of aggregate availability under the new revolving credit facility. Borrowings under the new revolving credit facility will bear interest at LIBOR plus a ratings-based margin. The new revolving credit facility expires five years after June 19, 2018 and requires the maintenance of interest coverage and total debt to EBITDA ratios specified in the new revolving credit agreement. The new revolving credit facility also contains other covenants and events of default customary for credit facilities of this type. Upon an event of default that is not cured or waived within any applicable cure periods, in addition to other remedies that may be available to the lenders, the obligations under the new revolving credit facility may be accelerated.

The foregoing does not constitute a complete summary of the terms of the new revolving credit facility and the description of the terms of the new revolving credit facility is qualified in its entirety by reference to the relevant credit agreement, attached hereto as Exhibit 4.2 and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

The discussion under Item 1.01 is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion under Item 1.01 is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

4.1	Term Loan Credit Agreement, dated June 19, 2018, among The Dun & Bradstreet Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. and Citizens Bank N.A. as Syndication Agents, HSBC Bank USA, N.A., MUFG Union Bank, N.A., PNC Bank, National Association and Suntrust Bank, N.A. as Co-Documentation Agents, and the Lenders thereto.

4.2	Revolving Five-Year Credit Agreement, dated June 19, 2018, among The Dun & Bradstreet Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. and Citizens Bank N.A. as Syndication Agents, HSBC Bank USA, N.A., MUFG Union Bank, N.A., PNC Bank, National Association and Suntrust Bank, N.A. as Co-Documentation Agents, and the Lenders thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ Richard S. Mattessich
Richard S. Mattessich
Vice President, Associate General
Counsel and Assistant Corporate Secretary

DATE: June 21, 2018